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SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14(a)-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Boston Private Financial Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS

April 27, 2005 at 9:00 a.m.

Notice to: Stockholders of BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Boston Private Financial Holdings, Inc. (the "Company") will be held at Ten Post Office Square, 2nd Floor, Boston, Massachusetts 02109, on Wednesday, April 27, 2005 at 9:00 a.m., for the following purposes:

  1.
  to elect four (4) Class II Directors of the Company; and

  2.
  to consider and act upon any other matter which may properly come before the Meeting or any adjournment or postponement thereof.

        Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed.

        The Board of Directors has fixed the close of business on March 3, 2005 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

        WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE AND SIGN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND TO MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY PROXY MAY BE REVOKED BY DELIVERY OF A LATER DATED PROXY. STOCKHOLDERS OF RECORD WHO ATTEND THE MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY DELIVERED A PROXY.

By Order of the Board of Directors
MARGARET W. CHAMBERS Secretary
Boston, Massachusetts Dated: March 16, 2005

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Ten Post Office Square
Boston, Massachusetts 02109

PROXY STATEMENT
Annual Meeting of Stockholders
To be held on Wednesday, April 27, 2005

GENERAL

        This Proxy Statement is furnished to the stockholders of Boston Private Financial Holdings, Inc., a Massachusetts corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders of the outstanding shares of the Common Stock, par value $1.00 per share (the "Common Stock"), of the Company for use at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on April 27, 2005 at 9:00 a.m. Boston time, at Ten Post Office Square, 2nd Floor, Boston, Massachusetts 02109 and at any adjournment or postponement thereof, for the purposes set forth herein.

        The Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy are first being sent to stockholders on or about March 16, 2005.

        The shares represented by the enclosed proxy will be voted as specified therein if the proxy is properly executed and received prior to the Meeting and not properly revoked. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the proposal contained in the proxy, which is the election of the nominees to the Board of Directors. In accordance with the rules of the Securities and Exchange Commission (the "Commission"), boxes and instructions are provided on the enclosed proxy card for stockholders to mark if they wish either to vote "for" or to "withhold authority" to vote for one or more of the Company's nominees for Directors. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        A stockholder of record may revoke a proxy by (i) filing an instrument of revocation with the Company at Ten Post Office Square, Boston, Massachusetts 02109, Attention: Secretary, (ii) by filing a duly executed proxy bearing a later date, or (iii) by appearing in person at the Meeting and withdrawing the proxy.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

VOTING AND QUORUM

        The Board of Directors has fixed the close of business on March 3, 2005, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. At the Record Date 27,974,047 shares of Common Stock were outstanding and entitled to vote at the Meeting and there were 1,120 stockholders of record.

        The holders of each share of Common Stock outstanding as of the close of business on the Record Date shall be entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Transferees after such date will not be entitled to vote at the Meeting. Each holder of Common Stock is entitled to one vote for each share held of record for each matter properly submitted for consideration at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock constitutes a quorum for the transaction of business at the Meeting. Abstentions and "broker non-votes" (that is, shares represented at the meeting which are held by a broker or nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not have discretionary voting power) shall be treated as shares that are present and entitled to vote with respect to such matters for purposes of determining whether a quorum is present. With respect to the election of directors, such election shall be determined by a plurality of votes cast by stockholders. Shares represented by a proxy that withholds authority to vote for a particular nominee or nominees and broker non-votes will be disregarded in determining the "votes cast" for the election of directors and will not affect the election of the nominees.

ANNUAL REPORT

        All holders of record are being sent herewith a copy of the Company's 2004 Annual Report, which contains audited financial statements of the Company for the fiscal years ended December 31, 2004, 2003 and 2002, and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the Commission on or about March 15, 2005. These reports, however, are not part of the proxy soliciting material.

PROPOSAL 1.
ELECTION OF DIRECTORS

        The Board of Directors of the Company consists of eleven members divided into three classes, with each class elected for a three-year term. One class of Directors is elected by the Company's stockholders at each annual meeting of stockholders. At the Meeting, four Class II Directors will be elected to serve until the 2008 annual meeting and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. All four of the nominees are currently serving on the Board of Directors. The Board of Directors has nominated Peter C. Bennett, Kathleen M. Graveline, Walter M. Pressey, and William J. Shea for re-election as Class II Directors.

        Each nominee has agreed to continue to serve as a Director if re-elected. If any nominee shall become unavailable for any reason, all proxies will be voted for the election of such other person as the Board of Directors may recommend.

        Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates FOR the election of the nominees to the Board of Directors.

        The Board of Directors of the Company recommends a vote FOR the election of the four nominees to the Board of Directors as Class II Directors of the Company.

INFORMATION REGARDING DIRECTORS

        The following table sets forth certain information regarding the Directors of the Company, including the nominees for election at the Meeting as Class II Directors, based on information furnished by them to the Company:

		Age	Director Since
Class I—Term Expires 2007
Eugene S. Colangelo(1)*	Westborough, MA	57	1987
Stephen M. Waters*	New York, NY	58	2004
Allen L. Sinai*	Lexington, MA	65	1995
Timothy L. Vaill	Andover, MA	63	1993
Class II—Term Expires 2005
Peter C. Bennett(1)(2)*	Hingham, MA	65	1986
Kathleen M. Graveline(2)*	Needham, MA	53	2003
Walter M. Pressey(2)	Belmont, MA	60	2001
William J. Shea(2)*	Andover, MA	57	2004
Class III—Term Expires 2006
Herbert S. Alexander*	Westborough, MA	62	1991
Lynn Thompson Hoffman*#	Santa Fe, NM	56	1994
Richard I. Morris, Jr.*	London, England	55	2003

*
Independent Director. "Independence" is determined in accordance with the definition in the Marketplace Rules of the National Association of Securities Dealers, Inc.

#
Lead Director

(1)
Includes service as a director of Boston Private Bank & Trust Company ("Boston Private Bank") prior to the formation of the holding company structure in 1988.

(2)
Nominee for election or re-election.

        The principal occupation and business experience during the last five years of each Director and nominee for election or re-election as Class II Directors is set forth below:

        Herbert S. Alexander.    Mr. Alexander is founder, President and Chief Executive Officer of Alexander, Aronson, Finning & Co., P.C., a firm of certified public accountants and consultants established in 1973. He serves on the Alumni Board of Boston University School of Management and on the Investment Committee of Morgan Memorial Goodwill Industries in Boston, Massachusetts, and formerly served on the board of directors of the Massachusetts Society of Certified Public Accountants and the Massachusetts Easter Seal Society. Additionally, he is a member of the Advisory Council of the Northeastern University Graduate School of Professional Accounting, Co-Chair of the YWCA of Central Massachusetts Capital Campaign and Chair of the Easter Seals Annual Campaign in Central Massachusetts. Mr. Alexander is also a director of Boston Private Bank.

        Peter C. Bennett.    Mr. Bennett is a private investor and former Executive Vice President and director of State Street Research & Management Company where he was a senior executive from 1984 to 2001 when he retired. Mr. Bennett is Chairman of the Board of Directors of Christian Camps & Conferences, Inc., Boston, Massachusetts, and is Chairman of the Board of Trustees of Gordon College where he also serves on the Audit and Finance Committees. Additionally, he serves on the Board of Advisors of Business Technology Alliance in Boston and Manomet Center for Conservation Sciences.

        Eugene S. Colangelo.    Mr. Colangelo is Chairman of the Board of Julio Enterprises and has served as such since the early 1980s. Julio Enterprises, a conglomerate headquartered in Westborough, Massachusetts, operates numerous businesses including retail, publishing and real estate. He is a member of the Board of Directors of Morgan Memorial Goodwill Industries in Boston, Massachusetts, and is currently Chairman of the Retail Oversight Committee. Mr. Colangelo serves as Chairman of the Board of Directors of Boston Private Bank.

        Kathleen M. Graveline.    Ms. Graveline is a retired financial services executive. She was formerly Executive Vice President of John Hancock Financial Services (1996-2001) where she was responsible for managing all facets of the Retail Sector. She also spent three years as Senior Vice President of Alternative Channels and Product Management at John Hancock. Prior to joining Hancock, she held the position of Senior Vice President of Fidelity Investments High Net Worth Group. Her other roles have included serving as Managing Partner of the Communique Group, a marketing and promotions firm, and Senior Vice President of The Boston Company where she held various positions in the marketing and product development areas of the bank. Ms. Graveline serves on the Board of Overseers of WGBH and chairs the Marketing and Public Relations Committee, and she is on the Board of Trustees of Heritage Gardens in Sandwich, Massachusetts. Ms. Graveline is also on the board of directors of Boston Private Bank.

        Lynn Thompson Hoffman.    Mrs. Hoffman is an attorney and private investor and serves as the Lead Director of the Company. A former investment banker with Paine Webber and publisher with Houghton Mifflin Company, Mrs. Hoffman has served as Director of First Mutual Bank, the American Association of Publishers and the Massachusetts Society for the Prevention of Cruelty to Children where she chaired the Finance and Investment Committee. She has also served as Overseer of the New England Conservatory, Harvard Community Health Plan, and Babson College and was the past President of the Shirley Eustis House Association. Mrs. Hoffman is a Director of the Museum of New Mexico Foundation and serves on the Finance and Investment Committees. She resides in Santa Fe, New Mexico.

        Richard I. Morris, Jr.    Mr. Morris retired as Vice Chairman of Putnam Lovell NBF on December 31, 2002. He joined Putnam Lovell (formerly known as Putnam Lovell Securities, Inc.), a financial services investment banking firm, in July 1997 as Chief Operating Officer and Managing Director and established the firm's London office. Mr. Morris was elected President of Putnam Lovell in June 2001 and became Vice Chairman following the company's acquisition by National Bank Financial Inc., a subsidiary of National Bank of Canada, in June 2002. Prior to joining Putnam Lovell, Mr. Morris served as President and Chief Executive Officer of Cursitor Alliance LLC. Mr. Morris was a co-founder, Principal and Chief Financial Officer of the Cursitor companies, an international asset management and research group. He established The London Partnership Limited, which became part of Cursitor, in July 1983 and was a founding director of Cursitor Management Limited and Cursitor-Eaton Asset Management Company, the principal investment management units of the group. Prior to joining Cursitor, Mr. Morris spent fifteen years at The Boston Company, beginning as a junior programmer in the Investment Technology Group and ending as Vice President with responsibility for finance and administration of its asset management business. Mr. Morris currently serves as an advisor to TA Associates, a leading private equity investor, identifying and developing asset management investments in Europe. He is also a Special Advisor to FRM Holdings Limited, a leading manager of funds of hedge funds. He formerly served as a director of Arrowstreet Capital L.P., the Tavistock and Portman NHS Trust and the Tavistock Clinic Foundation.

        Walter M. Pressey.    Mr. Pressey joined the Company in 1996 and is President of the Company. He was also Chief Financial Officer until December of 2004. Prior to joining the Company, Mr. Pressey served in various senior executive capacities with Boston Safe Deposit & Trust Company and its parent, The Boston Company. His career at The Boston Company spanned twenty-six years and included, among other assignments: Treasurer and Chief Financial Officer of The Boston Company and its subsidiaries; Chief Planning Officer of The Boston Company; and Manager of Cash Management Services. Mr. Pressey serves as Vice Chairman and Treasurer on the Board of Trustees of the CBR Institute for Biomedical Research, a non-profit medical research firm affiliated with the Harvard Medical School and Children's Hospital in Boston. Mr. Pressey also serves as President and Director of Financial Executives International of Boston. Formerly, Mr. Pressey was President and a member of the Board of Governors of the Harvard Business School Alumni Association of Boston. He previously served as a Director of the Harvard Business School and Harvard Alumni Associations. He was also President of the Treasurers Club of Boston and served as Founder, Director and Treasurer of the Foundation for Belmont Education. He also was Trustee and Treasurer of the Massachusetts Horticultural Society. Mr. Pressey serves on the board of directors of RINET Company, LLC, and of KLS Professional Advisors Group, LLC, an 81% subsidiary of the Company.

        Dr. Allen L. Sinai.    Dr. Sinai is President, Chief Executive Officer and Chief Global Economist of Decision Economics, Inc. ("DEI"). Dr. Sinai is responsible for the DEI forecasts and analyses of the U.S. and world economic and financial markets and translating this information for use in bottom-line decisions by senior level decision-makers in financial institutions, corporations and government. Previously, Dr. Sinai served for over 13 years at Lehman Brothers, where he was Managing Director and Chief Global Economist, and the Director of Lehman Brothers Global Economics. He also served as Executive Vice President and Chief Economist of The Boston Company, a subsidiary of Shearson Lehman Brothers. Prior to Lehman Brothers, Dr. Sinai was Chief Financial Economist and Senior Vice President at the Lexington, Massachusetts based Data Resources, Inc. (DRI). Dr. Sinai has taught at numerous universities, including Brandeis, Massachusetts Institute of Technology, Boston University, New York University and the University of Illinois-Chicago. He is a past President and Fellow of the Eastern Economic Association and President elect of the North American Economics and Finance Association. He has been Chairman of the Committee on Developing American Capitalism (CODAC) and a member of the Time Magazine Board of Economists.

        William J. Shea.    In March of 2005, Mr. Shea was appointed as Executive Chairman of Royal & SunAlliance USA, Inc., part of one of the largest property and casualty insurance companies in the world. Mr. Shea served as President and Chief Executive Officer of Conseco, Inc. from 2001-2004 where he successfully managed that firm's restructuring process. Prior to joining Conseco, Mr. Shea served as Chairman of the Board for Centennial Technologies, a public manufacturing company. Mr. Shea also served as Vice Chairman and Chief Financial Officer of BankBoston, Inc. prior to its acquisition by Fleet, where he had responsibility for all financial aspects of the corporation, investor relations, risk management, capital markets and private banking, among other areas. He began his career in the financial services area with Coopers & Lybrand, where he spent twenty years, and rose to serve as Vice Chairman and Firm Council Member. Mr. Shea formerly served on the Board of the Executive Committee for the Boston Stock Exchange and the boards of trustees for Children's Hospital in Boston and Northeastern University. Mr. Shea has served as the Chairman of the Board of Demoulas Supermarkets since 1999 and recently joined the Board of AIG Sun America.

        Timothy L. Vaill.    Mr. Vaill is Chairman of the Board of Directors and Chief Executive Officer of the Company, which he joined on January 1, 1993. He also serves on the Board of Directors of Boston Private Bank, Borel Private Bank, First State Bank, Westfield, Boston Private Value Investors, Sand Hill Advisors, Coldstream Capital Management, and Dalton Greiner, all of which are affiliates of the Company. Prior to joining the Company, Mr. Vaill was President of Boston Safe Deposit & Trust Company, and Executive Vice President of its parent, The Boston Company, serving as a director of both companies. He was with The Boston Company in various executive capacities for 18 years, and among other assignments, directed all of its international activities. In 1992, Mr. Vaill served in a senior consulting capacity for Fidelity Investments in Boston where he created a new business for the high net worth marketplace. Mr. Vaill serves on the Board of The Schreiber Corporation and also serves as a

Director for the Boston Ten Point Coalition, the New England Aquarium, and the Board of Trustees at Bay State College in Boston.

        Stephen M. Waters.    Mr. Waters is a partner at Compass Advisers, an independent advisory firm established in 2001, and Chairman of the Board of Compass Partners International, which he founded in 1996. Prior to this, Mr. Waters spent over twenty years advising corporate and financial entities both in the U.S. and internationally. Mr. Waters served from 1992 to 1996 as Co-Chief Executive Officer of Morgan Stanley Europe and was a member of Morgan Stanley's worldwide 12-person Operating Committee. Mr. Waters joined Morgan Stanley as a Managing Director in the Mergers and Acquisitions Department in June 1988 and was Co-Director of that department from January 1990 to early 1992. Mr. Waters was Co-Director of the Mergers and Acquisition Department at Shearson Lehman Brothers from 1985 to 1988. He is a Director of Compass Partners European Equity Fund, serves as Vice Chairman of the Harvard College Fund, Co-Chair of Harvard's Financial Aid Task Force and is a member of the Board of Visitors to Harvard Business School and the Investment Committee of Princeton Theological Seminary.

Board of Directors Meetings

        The Board of Directors held 9 meetings of the full Board during 2004. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which he or she was a member in 2004, with the exception of Peter C. Bennett, who attended 70%, and William J. Shea who was elected to the Board in October of 2004.

Director Nominations

        Directors of the Company are nominated in accordance with the Company's by-laws, which provide that directors may be nominated (i) by a majority of the Board of Directors or (ii) by any holder of record of any shares of the capital stock of the Company entitled to vote at the annual meeting of stockholders. Any stockholder who seeks to make such a nomination for the 2006 annual meeting must be present in person at such Annual Meeting and must comply with the notice provisions set forth below under "SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING."

Committees of the Board of Directors

        The standing committees of the Board of Directors include, among others, the Audit and Risk Management Committee (the "Audit Committee"), the Governance Committee, and the Compensation Committee.

The Audit and Risk Management Committee

        The Audit and Risk Management Committee (hereinafter referred to as the "Audit Committee") consists of five members of the Board, each of whom is independent in accordance with the definition of independence in the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board of Directors has determined that Herbert S. Alexander and William J. Shea are "audit committee financial experts" in accordance with Commission regulations. The present members of the Audit Committee are Herbert S. Alexander, Chair, Peter C. Bennett, Vice Chair, Kathleen M. Graveline, William J. Shea and Stephen M. Waters. A current copy of the charter of the Audit Committee is available on the Company website at www.bostonprivate.com. The Audit Committee held 12 meetings in 2004.

The Governance Committee

        The Governance Committee periodically reviews the arrangements for the overall governance of the organization by the Board of Directors and committees, assists the Board of Directors by evaluating the performance of the Board and its committees, identifies individuals qualified to become members of the Board, recommends the slate of candidates to be nominated for election, recommends the members and the Chairs of the committees of the Board, and reviews and assesses the charters of all of the Committees of the Board. The present members of the Governance Committee are Richard I. Morris, Jr., Chair, Lynn Thompson Hoffman, Vice Chair, Eugene S. Colangelo and Allen L. Sinai. Each member of the Governance Committee meets the independence requirements set forth in Rule 4350 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Governance Committee held eight meetings in 2004.

        Historically, the Company has not received any proposals from stockholders recommending director candidates to be nominated for membership on the Board of the Company. Consequently, the Board of Directors has not viewed the development of a formal policy regarding the consideration of any director candidates recommended by stockholders to be appropriate, and the Governance Committee does not have such a formal policy. A stockholder wishing to nominate a director separately from the slate of directors nominated by the Company for the 2006 annual meeting should follow the procedures described in this Proxy under the heading "Submission of Stockholder Proposals for 2006 Annual Meeting."

        The Governance Committee has not established any specific, minimum qualifications that it believes must be met by an individual in order to be considered for nomination by the Committee to the Company's Board of Directors, nor has the Governance Committee identified any specific qualities or skills that it believes are necessary for one or more of the Company's directors to possess. The Governance Committee considers a broad range of qualitative factors in evaluating the make-up of the Company's Board of Directors, such as specialized skills, diversity, knowledge, expertise, business contacts and relationships, and the ability to commit appropriate time to the duties of a director, in order to address the perceived needs of the overall Board of Directors.

        All nominees included in this Proxy are directors standing for re-election. While the Company has not typically retained third-party search firms to identify and evaluate potential nominees, it did hire such a firm in 2004 in connection with filling a vacancy on the Board.

        A current copy of the charter of the Governance Committee is available on the Company website at www.bostonprivate.com.

The Compensation Committee

        The Compensation Committee provides guidance to management and the Board of Directors on matters of executive compensation and related benefits, and makes recommendations to the Board of Directors where necessary on all compensation and benefits programs of the Company. The present members of the Compensation Committee are Eugene S. Colangelo, Chair, Peter C. Bennett, Vice Chair, and Kathleen M. Graveline. Each member of the Compensation Committee meets the independence requirements set forth in Rule 4350 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Compensation Committee held twelve meetings in 2004.

Stockholders' Communications with the Board of Directors

        Stockholders wishing to communicate with the Company's Board of Directors should address their communications to the Company's investor relations department by email at investor-relations@bostonprivate.com, by phone at 617-912-1900, or by mail sent to the Company's main address at Ten Post Office Square, Boston, Massachusetts 02109. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters should clearly state whether the intended recipients are all members of the Board or certain specified individual Directors. All communications will be reviewed by the Company's investor relations department who will determine whether the communication will be relayed to the Board. Except for resumes, sales and marketing communications, or notices regarding seminars or conferences, summaries of all stockholder communications will be provided to the Board.

Directors' Attendance at Annual Meetings

        The Company does not require Directors to attend the annual meeting of stockholders. The Company does, however, schedule a meeting of its Board of Directors on the same day as the annual meeting of stockholders to facilitate each Director's attendance at the annual meeting of stockholders. Ten of the twelve members of the Company's Board of Directors at that time attended the Company's annual meeting of stockholders held April 29, 2004.

Compensation of Directors

        Directors of the Company, who are not full-time employees of the Company or any of its subsidiaries, will receive compensation under a compensation program which became effective May 1, 2004. The annual retainer fee for Directors of the Company who are not full-time employees of the Company is $30,000; the lead director's retainer is $40,000. This annual retainer fee is payable 100% in cash. In addition, non-employee Directors who serve as committee members receive an annual retainer fee, payable in cash, of $10,000 for audit committee and $7,500 for all other committees. Chairpersons of committees receive an annual retainer fee, payable in cash, of $15,000 for audit committee and $10,000 for all other committees. In addition to the foregoing, any outside director serving simultaneously as a member of the Board of Directors of the Company and the board of directors of a subsidiary may receive retainer fees for each board on which he or she serves. Directors of the Company also receive 1,500 shares of Common Stock on or about May 1 each year.

        In 2004, the Company's Board of Directors and shareholders voted to approve and adopt the 2004 Stock Option and Incentive Plan (the "2004 Plan") for officers, employees, Non-Employee Directors and other key persons of the Company and its subsidiaries. The 2004 Plan replaced the Directors Stock Option Plan that was originally approved in 1993, and upon adoption of the 2004 Plan, grants are no longer made under the Directors Stock Option Plan. The 2004 Plan provides that during each fiscal year of the Company each Non-Employee Director of the Company may be granted, at the discretion of the Administrator (as defined in the 2004 Plan), Non-qualified Options to acquire up to 7,500 shares of common stock. Each Non-Qualified Option granted to a Non-Employee Director will have an exercise price equal to the fair market value of the shares of common stock of the Company on the grant date and will expire upon the tenth anniversary thereof. Unless otherwise determined by the Administrator, these stock options will be exercisable after the first anniversary of the grant date. The Administrator may also grant shares (at no cost or for a purchase price determined by the Administrator) of common stock that are free from any restrictions under the 2004 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant. As with the Directors Stock Option Plan, the 2004 Plan also provides that any Director who retires after serving 12 years on the Board is eligible for a one-time award of an option to purchase 10,000 shares of Common Stock.

INFORMATION REGARDING EXECUTIVE OFFICERS

        The following table lists the name, age and position of each executive officer of the Company.

Name	Age	Position
Margaret W. Chambers	45	Executive Vice President, General Counsel and Secretary of the Company
J. H. Cromarty	48	President—Eastern Region of the Company; Director—Boston Private Value Investors, KLS Professional Advisors Group, LLC and RINET Company, LLC
Jonathan H. Parker	59	President—Western Region of the Company; Director—Sand Hill Advisors, Inc., Borel, First State Bank and Bingham, Osborn & Scarborough LLC
Walter M. Pressey	60	President and Director of the Company; Director—KLS Professional Advisors Group, LLC, and RINET Company, LLC
Timothy L. Vaill	63	Chairman of the Board of Directors and Chief Executive Officer of the Company; Director of Boston Private Bank, Westfield Capital, Sand Hill Advisors, Borel, First State Bank, Coldstream Holdings, Inc. and DGHM

        Pursuant to the by-laws of the Company, the President, Treasurer and Secretary of the Company hold office until the first meeting of the Directors following the next annual meeting of stockholders, or any special meeting held in lieu thereof. Other officers shall hold office for the same term described above, unless a shorter term is specified in the vote electing or appointing them.

        Margaret W. Chambers.    Ms. Chambers is Executive Vice President and General Counsel for the Company. She has over 20 years experience in the legal arena focusing on financial services matters. She is responsible for overseeing the Company's operations from a legal perspective including merger and acquisition activities, regulatory examinations, board materials and relations, regulatory filings, real estate, employment and insurance matters. Ms. Chambers serves as the firm's Secretary, and is also Assistant Secretary for Boston Private Bank & Trust Company. Prior to joining Boston Private, Ms. Chambers served as Executive Vice President and General Counsel for Funds Distributor, Inc., a Boston Institutional Group company. Before joining Funds Distributor, she served as Vice President and Assistant General Counsel at the investment management firm of Loomis, Sayles & Company, L.P. Prior to her position with Loomis, she was an associate with the law firm of Ropes & Gray focusing on securities regulatory matters, including investment company, investment advisory, broker-dealer, and securities offering matters.

        J. H. Cromarty.    Mr. Cromarty joined the Company in 2004 as President–Eastern Region, with responsibility for expanding and overseeing the firm's wealth management capabilities in the eastern regions of the U.S. Prior to joining the Company, Mr. Cromarty was President and a director of State Street Global Alliance, LLC, an asset management holding company jointly owned by State Street Global Advisors and ABP, the Dutch pension plan for civil servants. In that capacity, he was responsible for building and managing a portfolio of eight asset management companies based in the U.S., Europe and Asia. While at State Street, he also served as managing director for the firm's high net worth and fiduciary outsourcing businesses. Mr. Cromarty's professional career started at The Boston Company, where he worked for over ten years before becoming a founding director of PanAgora Asset Management. Mr. Cromarty serves on the boards of directors of RINET Company, LLC, Boston Private Value Investors, and KLS Professional Advisors Group, LLC.

        Jonathan H. Parker.    Mr. Parker is President-Western Region, with responsibilities for the West Coast affiliates of the Company. Prior to joining the Company as Executive Vice President for

Northern California in January 2003, he worked with the Company as a consultant focusing on acquisition matters. Mr. Parker is a respected expert on marketing and corporate strategy, with sub-specialties in mergers and acquisitions, and turnarounds. He has more than thirty years experience planning and directing business expansion for national and global businesses in a variety of industries. He was a founding Partner in 1980 of the management consulting firm of Edgar, Dunn & Company, a strategy firm headquartered in San Francisco with operations in London, Atlanta, and Sydney. Mr. Parker led the firm's marketing and branding practice and was engaged by CEOs and Boards to advise them on brand strategy, new product development, diversification, new product launches, and acquisitions. Recent engagements included Wells Fargo Bank, AirTouch, the International Olympic Committee, Holiday Inn Worldwide, AT&T, and Monsanto. Prior to helping launch Edgar, Dunn & Co, Mr. Parker spent three years at Deloitte & Touche, where his assignments as a manager in the consulting practice developed his business valuation skills. Before joining Deloitte & Touche in San Francisco, he directed a variety of sales and marketing functions for American Airlines, Inc. He serves as a director of Nelson Staffing, Sonoma Valley Boys and Girls Club, and Kitayama, Inc. Mr. Parker also serves on the boards of directors of Sand Hill Advisors, Borel, First State Bank and Bingham, Osborn & Scarborough.

        For biographical information regarding the other executive officers of the Company, see "INFORMATION REGARDING DIRECTORS."

COMPENSATION OF EXECUTIVE OFFICERS

        Summary Compensation.    The following table sets forth information concerning the compensation paid to or earned by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "named executive officers") during each of the fiscal years ended December 31, 2004, 2003, and 2002, respectively,.

SUMMARY COMPENSATION TABLE

					Long Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus ($)(1)	Other Annual Compensation($)(2)	Restricted Stock Awards($)(3)		Securities Underlying Options(#)	All Other Compensation($)
Timothy L. Vaill Chairman and Chief Executive Officer	2004 2003 2002	535,000 490,000 420,000	745,355 651,303 601,505	31,952 20,291 49,127	407,400 302,088 336,600	(4)	45,000 35,700 46,000	109,172 44,039 24,647	(5) (5) (5)
Margaret W. Chambers Executive Vice President, General Counsel and Secretary (8)	2004 2003 2002	270,000 N/A N/A	150,677 N/A N/A	414 N/A N/A	40,740 N/A N/A	(6)	10,000 N/A N/A	6,500 N/A N/A	(7)
J. H. Cromarty President—Eastern Region	2004 2003 2002	117,500 N/A N/A	100,000 N/A N/A	N/A N/A N/A	224,400 N/A N/A	(9)	N/A N/A N/A	N/A N/A N/A
Jonathan H. Parker, President—Western Region (10)	2004 2003 2002	231,000 195,577 N/A	250,677 150,651 N/A	414 398 N/A	54,320 161,460 N/A	(11)	15,000 5,000 N/A	6,500 N/A N/A	(12)
Walter M. Pressey President	2004 2003 2002	360,000 325,000 275,000	501,355 451,303 401,505	4,608 797 1,001	162,960 248,400 112,200	(13)	20,000 18,000 15,000	17,305 7,921 5,500	(14) (14) (14)

(1)
Includes Company-wide Longevity Bonus Awards as follows: to Messrs. Vaill and Pressey, awards consisting of unrestricted Common Stock with a value of $1,355 in 2004 and a value of $1,303 in 2003; cash in the amount of $600 and unrestricted Common Stock with a value of $905 in 2002; unrestricted Common Stock with a value of $677 in 2004 and a value of $651 in 2003 to Mr. Parker; unrestricted common stock with a value of $677 to Ms. Chambers in 2004.

(2)
Includes amounts paid to named executive officers to cover taxes incurred in connection with the Longevity Bonus Awards and other benefits for which the executive incurred tax liabilities.

(3)
The value of restricted stock is calculated utilizing the closing market price on the date of grant. Restricted stock awards are fully vested three years from the date of award. Dividends are paid on issued shares of restricted stock. Awards made on November 17, 2003 for certain of the named officers will be vested four years from the date of grant. The award of 24,610 shares issued to Mr. Vaill on October 3, 2001 vests according to his SERP agreement.

(4)
At December 31, 2004, Mr. Vaill held 70,510 shares (includes 24,610 shares held in Mr. Vaill's Supplemental Executive Retirement Plan) of restricted stock with an aggregate value of $1,986,267 based upon the closing price of $28.17 on December 31, 2004.

(5)
Includes a $6,500 matching contribution by the Company to Mr. Vaill's 401(k) for Plan year 2004, $26,376 for life insurance premiums, $67,182 for legal services and $9,114 for reimbursement of expenses associated with tax and financial planning services, includes a $6,000 matching contribution by the Company to Mr. Vaill's 401(k) for Plan Year 2003, $19,511 for reimbursement of life insurance premiums and $16,607 for the reimbursement of expenses associated with tax and financial planning services and $1,921 for Executive Medical Services benefits; and a $5,500 matching contribution by the Company to Mr. Vaill's 401(k) for 2002 and $19,147 in life insurance premiums for 2002.

(6)
At December 31, 2004, Ms. Chambers held 7,000 shares of restricted stock with an aggregate value of $197,190 based upon the closing price of $28.17 on December 31, 2004.

(7)
Includes a $6,500 matching contribution by the Company to Ms. Chambers' 401(k) for Plan year 2004.

(8)
Ms. Chambers' base and bonus compensation are pro-rated to reflect a reduced work week.

(9)
At December 31, 2004, Mr. Cromarty held 10,000 shares of restricted stock with an aggregate value of $281,700 based upon the closing price of $28.17 on December 31, 2004.

(10)
Mr. Parker's base and bonus compensation are pro-rated to reflect a reduced work week.

(11)
At December 31, 2004, Mr. Parker held 8,500 shares of restricted stock with an aggregate value of $239,445 based upon the closing price of $28.17 on December 31, 2004.

(12)
Includes a $6,500 matching contribution by the Company to Mr. Parker's 401(k) for Plan year 2004.

(13)
At December 31, 2004, Mr. Pressey held 21,000 shares of restricted stock with an aggregate value of $591,570 based upon the closing price of $28.17 on December 31, 2004.

(14)
Includes a $6,500 matching contribution made by the Company to Mr. Pressey's 401(k) account for the Plan year 2004; a $2,680 contribution for legal services, and a $8,125 reimbursement of expenses associated with tax and financial planning services; represents a $6,000 matching contribution made by the Company to the executive's 401(k) account for 2003 and $1,921 for Executive Medical Services benefits; and a matching contribution made by the Company to the executive's 401(k) account for 2002.

        Option Grants.    The following table sets forth information concerning the individual grants of options to purchase Common Stock to the named executive officers during the fiscal year ended December 31, 2004.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Total Number of Securities Underlying Options Granted(#)(1)	Percent of Options Granted to Employees in Fiscal Year(%)(2)
			Exercise or Base Price ($/Sh)
Name				Expiration Date
					5%($)	10%($)
Timothy L. Vaill	45,000	5.86%	27.16	2/27/2014	768,635	1,947,872
Margaret W. Chambers	10,000	1.30%	27.16	2/27/2014	170,808	432,860
J. H. Cromarty	—	—	—	—	—	—
Jonathan H. Parker	15,000	1.95%	27.16	2/27/2014	256,212	649,291
Walter M. Pressey	20,000	2.60%	27.16	2/27/2014	341,616	865,721

(1)
These options vest annually in three equal installments beginning on the first anniversary from the date of grant.

(2)
Based on total options of 767,797 awarded during 2004.

        Option Exercises and Holdings.    The following table sets forth information concerning each exercise of options to purchase Common Stock during the fiscal year ended December 31, 2004 by each of the named executive officers and the fiscal year-end number and value of unexercised options to purchase Common Stock.

Aggregate Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

Name	Shares Acquired On Exercise(#)	Value Realized($)	Number of Unexercised Options at Fiscal Year-End(#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Option at Fiscal Year-End($) Exercisable/Unexercisable(1)
Timothy L. Vaill	40,000	850,081	274,017/84,133	4,412,348/408,578
Margaret W. Chambers	—	—	9,084/14,416	61,765/42,310
J. H. Cromarty			—/—	—/—
Jonathan H. Parker	—	—	2,500/17,500	21,400/36,550
Walter M. Pressey	—	—	81,959/37,000	1,400,230/187,150

(1)
Based on the closing price of $28.17 on the NASDAQ National Market System on December 31, 2004, less the exercise price of the option award. Unless exercised, options expire ten years from the date granted.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

        The Company and Mr. Vaill entered into a Supplemental Executive Retirement Agreement in May, 2001. The Supplemental Executive Retirement Agreement provides for payments upon retirement or termination of Mr. Vaill. The agreement was subsequently amended in July 2004. Expected executive benefits were increased and the full vesting age was increased to age 68. The following table illustrates annual retirement benefits at ages 65 and 68. The amounts listed in the table below are based upon the assumption that the agreement continues in its present form. Amounts paid pursuant to the agreement are subject to withholding for any applicable taxes.

Age	Estimated Annual Normal Retirement Benefit	Years of Service At Retirement
65	$382,668	14
68	$685,975	17
1.
The benefits in the above table are calculated as the product of:

  (i)
  3.0%,

  (ii)
  the number of years of service, and

  (iii)
  Mr. Vaill's Final Average Pay (as defined below).

        The resulting amount is offset by:

      (a)
      the annual Social Security benefit payable at retirement × (years of service/40)

      (b)
      the annuitized value of the employer-provided 401(k) balance

      (c)
      the annuitized value of the vested portion of 24,610 shares of common stock granted on October 3, 2001 pursuant to the Restated 1997 Long-Term Stock Incentive Plan.

2.
Final Average Pay: a three-year average of base salary and annual cash bonus ending with the year immediately preceding the year in which Mr. Vaill's employment is terminated.

3.
Mr. Vaill currently has approximately 12 years of credited service.

4.
Mr. Vaill is currently 60% vested in his retirement benefit. Vesting at future ages is as follows:

Age	Vesting
64	70%
65	80%
66	85%
67	90%
68	100%

  Deferred Compensation Plan

        The Company offers a deferred compensation plan that enables certain executives to elect to defer a portion of their income. The amounts deferred are excluded from the employee's taxable income and are not deductible by the Company until paid. The employee selects from a limited number of mutual funds and the deferred liability is increased or decreased to correspond to the market value of these underlying hypothetical mutual fund investments. The increase in value is recognized as compensation expense. Historically, the deferred compensation liability was not funded. However, during 2003, the Company established and funded a Rabbi Trust to offset this liability. The Rabbi Trust holds similar assets and mirrors the activity in the hypothetical mutual funds.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

        The Compensation Committee of the Board of Directors is comprised of the following non-employee Directors of the Company: Eugene S. Colangelo, Chair, Peter C. Bennett, Vice Chair and Kathleen M. Graveline. The Committee provides guidance to management and the Board of Directors on matters of executive compensation and related benefits, and makes recommendations to the Board of Directors where necessary on all compensation and benefits programs of the Company.

Statement of Compensation Philosophy

        Compensation Strategy.    The Board of Directors and the Compensation Committee compensate members of senior management for their contributions to the Company over both the short and the long term, and provide incentives to maximize their performance. Executive compensation is designed to create a performance-oriented environment that differentiates awards based on performance, aligns the interests of senior management with those of the stockholders, attracts and retains key executives critical to the long-term success of the Company and provides compensation opportunities which are fully competitive with those offered in the marketplace. The Compensation Committee reviews compensation studies developed by compensation and benefits consultants hired by the Committee for the Company to determine the competitiveness of its executive compensation program. The relevant market used for compensation analysis includes regional banks of comparable size with a similar business mix, private banking organizations within larger banks, investment management and advisory firms, and financial planning firms. When compared to the mid-range of the relevant market, base salaries are targeted to be at or somewhat below the market, while performance-based compensation, which includes both short-term and long-term incentives, are targeted to be at or above the market.

        Base Salaries.    The purpose of base salary is to attract and retain key executives who are critical to the Company's long-term success by providing a basic level of income comparable to or somewhat below that of executives in similar positions, as well as taking into account the individual's performance and experience. Normal cost of living and appropriate merit adjustments are made periodically. Increases in base salary are also made as a result of significant increases in duties and responsibilities, if the Compensation Committee deems such increases appropriate.

        Short-Term Incentives.    The purpose of the Company's short-term incentive plans is to motivate and reward executives for the achievement of earnings, sales and growth targets, as well as strategic initiatives in a given year in support of a "pay for performance" philosophy. Under this philosophy, the Compensation Committee awards incentive payments in its discretion based on results in three basic performance areas: overall company success, business line sales growth and contribution to overall profitability, and individual performance. Performance is measured primarily on results achieved against internal and external goals, taking into account key indicators such as earnings per share and return on equity, and performance measures as determined by the Compensation Committee each year.

        Long-Term Stock Incentives.    Stock option grants, restricted stock awards and other stock-based grants and awards are made under the Boston Private Financial Holdings, Inc. 2004 Stock Option and Incentive Plan. The purpose of the Company's stock incentive plan is to provide executives opportunities to acquire an ownership interest in the Company. The Compensation Committee believes that ownership of Common Stock will provide an incentive to achieve increases in stockholders' value over the long-term and will assure a closer identification of senior management with the Company's stockholders by providing them with a more direct stake in the Company's economic success and by aligning the interests of senior management with those of the Company's stockholders.

        The Company allocates a pool of awards to the executives and employees of each subsidiary. The number of shares and kinds of awards granted to an executive are based upon a number of factors, including the level of responsibility, individual performance, the Company's performance, the value of the options and awards in relation to the individual's base salary and total compensation versus similar positions in the market, and the amounts and kinds of prior awards. Management discretion is used to determine the amount of each specific award.

        Stock options are awarded at the fair market value on the date of the grant, so that the gains for the executive officers are comparable to those of a stockholder purchasing a share of Common Stock on the same date. Generally, options vest in one-third increments, beginning one year from the date of the grant, and generally expire ten years from the date of the grant. In February of 2005, the Compensation Committee made annual grants of stock options to the Chief Executive Officer and other members of senior management, including the named executive officers.

        In order to retain certain executives who are critical to the strategic and business initiatives contributing to the long-term success of the Company, the Company has awarded these executives restricted stock that generally vests on either a three-year or four-year period from the date of the award.

Compensation of Timothy L. Vaill, Chief Executive Officer

        The compensation paid to Timothy L. Vaill, the Chairman and Chief Executive Officer of the Company consisted of his annual base salary, a cash and unrestricted stock bonus, awards of stock options and restricted stock. For 2004, the Committee considered the following factors in determining the compensation to be paid to Mr. Vaill: the Company's overall performance, return on equity and earnings per share results; Mr. Vaill's performance against personal goals in four areas including financial earnings, shareholder value, operational excellence and leadership abilities; and the compensation of chief executive officers at similar institutions. Based on these factors, Mr. Vaill's annual compensation, consisting of base salary and an annual performance incentive in the form of a cash bonus, was increased approximately 12.2% during 2004, and he was awarded 15,000 restricted shares of Common Stock and options to acquire 45,000 shares of Common Stock.

        During 2004, the Company negotiated a new Executive Employment Agreement with Mr. Vaill and amended Mr. Vaill's Supplemental Executive Retirement Agreement. In connection with these negotiations, the Compensation Committee retained W.T. Haigh and Company, executive compensation consultants, and the consulting firm of Towers, Perin to provide compensation information and actuarial valuations. The Executive Employment Agreement and the amended SERP became effective as of January 1, 2004. See "Agreements with Officers and Directors" below for additional information.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits the tax deductibility of compensation paid by public companies to specified executive officers. Section 162(m) generally disallows the ordinary business expense deduction for compensation in excess of $1,000,000 paid to a company's chief executive officer and each of the next four most highly compensated executive officers. However, certain performance-based compensation is excluded from the Section 162(m) limits if paid pursuant to plans approved by shareholders of the Company.

        In January 2004 the Compensation Committee adopted certain changes to the structure of the Company's cash incentive compensation program which are administered as part of the Annual Executive Incentive Plan adopted and approved by shareholders in 2004. As a result, a portion of the Company's annual executive incentive compensation will qualify for treatment as performance-based compensation under Section 162(m).

        The Committee will continue to review each element of compensation and take the appropriate steps to ensure deductibility if that can be accomplished without sacrificing flexibility and other important elements of the overall compensation program.

The Compensation Committee of the Board

Eugene S. Colangelo, Chair
Peter C. Bennett, Vice Chair
Kathleen M. Graveline

Agreements with Executive Officers and Directors

        The Company entered into an Executive Employment Agreement effective January 1, 2004 (the "Employment Agreement") to extend, amend and restate the terms of Mr. Vaill's then existing employment agreement, which expired in accordance with its terms on December 31, 2003. The Employment Agreement provides for a three-year term which expires on December 31, 2006 and can be automatically extended by successive one-year terms each December 31st. The term of the Employment Agreement is automatically extended, unless the Company provides thirty days' prior written notice to the contrary to Mr. Vaill. Notwithstanding the foregoing, pursuant to the terms of the Employment Agreement, the Company may terminate Mr. Vaill for cause (as defined in the Employment Agreement). If the Company terminates the Employment Agreement without cause, Mr. Vaill will be entitled to receive, among other things, his base salary for the remainder of the term plus a pro-rata bonus for the year in which the termination occurs. If Mr. Vaill terminates his employment for good reason (as defined in the Employment Agreement) within three years following a change in control (as defined in the Employment Agreement and described below), Mr. Vaill will be entitled to receive a payment equal to 2.99 times his average annual compensation for the five years preceding the change in control, provided that the Company will not be required to make any payment to the extent such payment would constitute a "parachute payment" within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (a "Parachute Payment"). The Employment Agreement also provides (i) that upon any voluntary termination by Mr. Vaill of his employment (other than with good reason), he shall not be employed by any significant competitor of the Company (as defined in the Employment Agreement) for two years following such termination, and (ii) that Mr. Vaill shall not disclose any confidential information obtained by him during his employment. Mr. Vaill is also eligible to receive stock options under the 2004 Stock Option and Incentive Plan and certain incentive payments directly tied to the profit performance of the Company.

        In addition, in May 2001, the Company entered into a Supplemental Executive Retirement Agreement with Mr. Vaill, which provides for payments to Mr. Vaill upon his retirement or termination of employment with the Company, other than for cause. For a more detailed description of the benefits for which Mr. Vaill is eligible, see "Supplemental Executive Retirement Plan." Effective January 1, 2004, this plan was amended.

        The Company entered into a Change in Control Protection Agreement effective December 1, 2003 (the "Pressey Agreement") with Mr. Pressey. The Pressey Agreement provides for certain payments and other benefits upon the occurrence of a change in control (as defined below) and Mr. Pressey's termination by the Company without cause (as defined in the Pressey Agreement) or by Mr. Pressey for good reason (as defined in the Pressey Agreement) at any time during the three years after a change in control. Upon the occurrence of such events, (i) Mr. Pressey will receive a payment equal to 2.99 times his average annual compensation for the five most recent taxable years preceding the change in control; (ii) Mr. Pressey's outstanding unvested stock options and restricted stock awards shall become immediately exercisable or otherwise vested; and (iii) Mr. Pressey will be eligible to receive a pro-rata bonus for the year in which the termination occurs. Notwithstanding the foregoing, the

Company will not be required to make any payment to the extent such payment would constitute a Parachute Payment.

        The Company also entered into Change in Control Protection Agreements with Ms. Chambers effective November 21, 2003, Mr. Parker effective November 30, 2003, and Mr. Cromarty effective March 1, 2005 (the "Senior Management Agreements"). The Senior Management Agreements provide for certain payments and other benefits upon the occurrence of a change in control (as defined below) and the individual's termination by the Company without cause (as defined in the Senior Management Agreements) or by the individual for good reason (as defined in the Senior Management Agreements) at any time during the three years after a change in control (as defined below). Upon the occurrence of such events, (i) the participants will receive a payment equal to 2.99 times (for Messrs. Parker and Cromarty) or 2.5 times (for Ms. Chambers) his/her total base salary for the year immediately preceding the change in control, plus the average bonus compensation for the three most recent taxable years preceding the change in control; (ii) outstanding unvested stock options and restricted stock awards shall become immediately exercisable or otherwise vested; and (iii) the participants will be eligible to receive a pro-rata bonus for the year in which the termination occurs. Notwithstanding the foregoing, the Company will not be required to make any payment to the extent such payment would constitute a Parachute Payment.

        For purposes of the Pressey and Senior Management Agreements, a "change in control" generally means the occurrence of any of the following events: (i) any person (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) becomes a beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act) of at least 25% or more of the voting stock of the Company; (ii) the majority of the Board of Directors of the Company consists of individuals other than Incumbent Directors (as defined in the Pressey and Senior Management Agreements); or (iii) the stockholders of the Company approve (a) any consolidation or merger of the Company (as defined in the Pressey and Senior Management Agreements), (b) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company, or (c) any plan of liquidation of the Company.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        Messrs. Colangelo and Bennett, and Ms. Graveline served as members of the Compensation Committee of the Board of Directors of the Company during fiscal year ended December 31, 2004. None of these individuals has ever been an officer or employee of the Company.

Report of the Audit and Risk Management Committee of the Board of Directors

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2004. The Audit Committee acts under a written charter which specifies the scope of the Audit Committee's responsibilities and how it carries out those responsibilities. Each member of the Audit Committee is independent within the definition of the Marketplace Rules of the National Association of Securities Dealers, Inc.

        While the Audit Committee oversees the Company's financial reporting process for the Board of Directors consistent with the Audit Committee charter, management has primary responsibility for this process, including the Company's system of internal controls, and for the preparation of the Company's consolidated financial statements in accordance with U.S. generally accepted accounting principles. In addition, the Company's independent registered public accounting firm and not the Audit Committee is responsible for auditing those financial statements.

        The Audit Committee has reviewed and discussed the Company's December 31, 2004 audited financial statements with management and with KPMG LLP, the Company's independent registered public accounting firm. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by statement on Auditing Standards No. 61

(communication with audit committees) as amended by Statement on Auditing Standards No. 90 (audit committee communications). In addition, the Audit Committee has also received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with KPMG LLP its independence from the Company. The Audit Committee also considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with the independence of KPMG LLP.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

The Audit and Risk Management Committee

Herbert S. Alexander, Chair
Peter C. Bennett, Vice Chair
Kathleen M. Graveline
William J. Shea
Stephen M. Waters

THE FOREGOING REPORTS SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Audit Fees

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2004 and 2003, and fees billed for other services rendered by KPMG LLP.

	2004	2003
Audit Fees (1)	$1,596,010	$623,312
Audit related fees (2)	23,000	21,000
Audit and audit related fees	1,619,010	644,312

Tax fees (3)	80,900	172,860
All other fees	—	—
Total fees	$1,699,910	$817,172

(1)
Audit fees for 2004 primarily included fees for audits and reviews, comfort procedures and other SEC filings. The increase for 2004 as compared to 2003 was primarily related to compliance with Section 404 of the Sarbanes-Oxley Act.

(2)
Audit related fees consisted of fees for the audit of employee benefit plans.

(3)
Tax fees consisted of fees for tax planning, consultation, and compliance.

KPMG LLP audited the Company's financial statements for the year ended December 31, 2004. KPMG has been the Company's independent registered public accounting firm for more than five years. The Company expects representatives of KPMG to be present at the 2005 Annual Meeting of Stockholders. These representatives will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

        The Audit Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the Commission or the Public Company Accounting Oversight Board) to be provided to the Company by the independent registered public accounting firm; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. There were no services provided under the "de minimus" provision in 2004. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

Stockholder Return Performance Graph

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, based on the market price of the Company's Common Stock, with the total return on companies within the NASDAQ Stock Market and the companies within the SNL $1B-$5B Bank Index prepared by SNL Securities LLC. The calculation of cumulative return assumes a $100 investment in the Company's Common Stock, the NASDAQ Stock Market and the SNL $1B-$5B Bank Index on December 31, 1999.

Boston Private Financial Holdings, Inc.

Total Return Performance
400
350
300
250
200
150
100
50
0
Index Value
Boston Private Financial Holdings, Inc.
NASDAQ Composite
SNL $1B-$5B Bank Index
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth certain information as of February 1, 2005, regarding (i) the security holdings of each person, including any group of persons, known by the Company to be the beneficial owner of five percent (5%) or more of the outstanding Common Stock, (ii) the beneficial ownership interest in the Common Stock of each director of the Company, and each of the named executive officers of the Company and (iii) the beneficial ownership interest of all directors and executive officers of the Company, as a group. Except as indicated in the notes following the table below, each person or group has sole voting and investment power with respect to all shares of Common Stock listed.

Name and Business Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
T. Rowe Price Associates, Inc. 100 East Pratt Street, Baltimore, Maryland 21202	2,012,959	(2)	7.20%
Barclay's Global Investors, NA 45 Freemont Street, San Francisco, CA 94105	1,463,785	(3)	5.26%
Ownership by Directors and Executive Officers*(4)(5)
Herbert S. Alexander	63,935	(6)	**
Peter C. Bennett	69,329	(7)	**
Margaret W. Chambers	22,490	(8)	**
J. H. Cromarty	19,900		**
Eugene S. Colangelo	112,448	(9)	**
Kathleen M. Graveline	33,244	(10)	**
Lynn Thompson Hoffman	94,271	(11)(12)	**
Richard I. Morris, Jr.	24,919	(13)	**
Jonathan H. Parker	22,199	(14)	**
Walter M. Pressey	140,356	(15)	**
Allen L. Sinai	40,472	(12)	**
William J. Shea	375		**
Timothy L. Vaill	522,714	(16)	1.88%
Stephen M. Waters	375
All Directors and Executive Officers as a Group (14 persons)	1,144,025	(17)	4.12%

*
Unless otherwise indicated, the address is c/o Boston Private Financial Holdings, Inc., Ten Post Office Square, Boston, Massachusetts 02109.

**
Represents less than 1%.

(1)
Beneficial share ownership is determined pursuant to Rule 13d-3 under the 1934 Act. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security. The amounts set forth above as beneficially owned include shares owned, if any, by spouses and relatives living in the same home as to which beneficial ownership may be disclaimed.

(2)
Based on a report filed with the Securities and Exchange Commission as of February 15, 2005 and reflecting a December 31, 2004 position. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3)
Based on a report filed with the Securities and Exchange Commission as of February 14, 2005 and reflecting a December 31, 2004 position. The Securities are held by the Company in trust accounts for the economic benefit of the beneficiaries of those accounts. For purposes of reporting requirements of the Securities Exchange Act of 1934, Barclay's is deemed to be the beneficial owner of such securities, however, Barclay's Global Investors expressly disclaims that it is in fact, the beneficial owner of such securities.

(4)
The amounts set forth as beneficially owned include shares of Common Stock which such persons had the right to acquire within 60 days of February 1, 2005, pursuant to stock options.

(5)
Percentages held by officers and directors individually and as a group are calculated on the basis of 27,788,612 shares of Common Stock outstanding as of February 1, 2005.

(6)
Includes 29,200 shares subject to options which were exercisable within 60 days of February 1, 2005 and granted to Mr. Alexander pursuant to the Directors' Plan.

(7)
Includes 6,100 shares held as trustee for the Peter C. Bennett Family Irrevocable Trust U/A Dated 12/29/99. Also includes 24,400 shares subject to options which were exercisable within 60 days of February 1, 2005 and grated to Mr. Bennett pursuant to the Directors' Plan.

(8)
Includes 13,667 shares subject to options which were exercisable within 60 days of February 1, 2005 granted to Ms. Chambers pursuant to the Long Term Incentive Plan and the 2004 Stock Option and Incentive Plan.

(9)
Includes 6,766 shares owned by Mr. Colangelo's wife and 16,236 shares owned by two of Mr. Colangelo's children. Mr. Colangelo disclaims any beneficial ownership of such shares. This amount also includes 29,800 shares subject to options which were exercisable within 60 days of February 1, 2005 and granted to Mr. Colangelo pursuant to the Directors' Plan.

(10)
Includes 22,400 shares subject to options which were exercisable within 60 days of February 1, 2005 and granted to Ms. Graveline pursuant to the Director's Plan.

(11)
Includes 23,000 shares owned by Mrs. Hoffman's husband. Mrs. Hoffman disclaims beneficial ownership of all such shares.

(12)
Includes 29,200 shares subject to options which were exercisable within 60 days of February 1, 2005 and granted to each of Mrs. Hoffman and Dr. Sinai pursuant to the Directors' Plan.

(13)
Includes 5,000 shares subject to options which were exercisable within 60 days of February 1, 2005 and granted to Mr. Morris pursuant to the Directors' Plan.

(14)
Includes 8,750 shares subject to options which were exercisable within 60 days of February 1, 2005 and granted to Mr. Parker pursuant to the Long Term Incentive Plan, and the 2004 Stock Option and Incentive Plan.

(15)
Includes 99,626 shares subject to options which were exercisable within 60 days of February 1, 2005 and granted to Mr. Pressey pursuant to the Long Term Incentive Plan, and the 2004 Stock Option and Incentive Plan.

(16)
Includes 12,600 shares owned by Mr. Vaill's wife and 22,000 owned by his children. Mr. Vaill disclaims beneficial ownership of all such shares. This amount also includes 316,250 shares subject to options which were exercisable within 60 days of February 1, 2005 and granted to Mr. Vaill pursuant to the Long Term Incentive Plan, and the 2004 Stock Option and Incentive Plan.

(17)
Includes 578,293 shares subject to options which were exercisable within 60 days of February 1, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and directors, and persons who own beneficially more than 10% of the Company's outstanding shares of Common Stock file reports of ownership and changes in ownership with the Commission and NASDAQ. Based solely upon a review of the reports and amendments thereto filed with the Commission under Section 16(a), copies of which are required to be furnished to the Company under Commission regulations, during and with respect to fiscal year 2004, no officer, director or person who owns beneficially more than 10% of the Company's outstanding shares of Common Stock failed to file such reports on a timely basis except that Allen Sinai and Timothy L. Vaill inadvertently failed to timely file reports with respect to one transaction each.

RELATED PARTY TRANSACTIONS

        In connection with the relocation of its headquarters office, Borel entered into a ten-year lease during 1986 for office space located in the Borel Financial Center in San Mateo, CA, which is owned by the Borel Estate Company, a limited partnership. Two of the general partners of Borel Estate Company are relatives of Borel's Vice-Chairman and Director Harold A. Fick and of Director Ronald G. Fick. The Vice Chairman of the Board of Borel, Miller Ream, is a general partner in a limited partnership, which is the other general partner. The limited partners of Borel Estate Company are Harold A. Fick, Ronald G. Fick and two of their relatives.

        In February 1997, Borel exercised the first of five five-year options to extend the term of the lease commencing on March 12, 1997. As calculated pursuant to the terms of the lease, the base rent for the additional period was $2.65 per square foot per month. Payment of the base rent was abated for the first six months of the additional period, through September 11, 1997. During 2004, 2003 and 2002, respectively, Borel Estate Company received $1.1 million, $1.0 million, and $0.9 million in rental payments from Borel. In December 2001, Borel exercised its second option to extend the lease for an additional five-year term. The lease payments for this additional period, starting March 13, 2002 were calculated in accordance with the terms of the original lease. The lease calls for a rent adjustment equal to the lesser of an adjustment for the change in the consumer price index (CPI) for the five year period, or an adjustment to make the rental payments equal to 90% of the agreed upon market rent. The cost would be $3.43 per square foot if based on the agreed upon fair market rent. The cost based on then current CPI was $3.33 per square foot. The lease was therefore extended for additional five years at $3.33 per square foot. In July 2002 Borel acquired an additional 2,957 square feet of rentable space within the building and negotiated inclusion of that space into its existing lease at the same cost of $3.33 per square foot. The lease extension of this additional space calls for renewals at 100% of fair market value. Effective January 1, 2004, Borel has contracted for an additional 3,039 square feet of space at the Borel Financial Center at $2.50 per square foot for the next 38 months, the term remaining in the second extension to the original lease. Thereafter, the price per square foot will be at market value.

        The law firm of Weitkamp & Weitkamp provides legal services to FSB. Frederick J. Weitkamp, who is a director and vice chairman of FSB, is also a partner of Weitkamp & Weitkamp. Frederick J. Weitkamp does not work directly with FSB; all legal services are provided by another partner of the law firm. The total payments to Weitkamp & Weitkamp were approximately $9,000 in 2004.

        The Northridge Insurance Agency ("NIA") provides insurance services to FSB. Stanley Bryant, who is a director of FSB, is a principal and agent for NIA. The total payments to NIA were approximately $83,000 in 2004.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2004 regarding shares of common stock of the Company that may be issued under our existing equity compensation plans, including the 1997 Plan, the Company's Directors' Stock Option Plan (the "Directors' Plan"), the 2004 Plan and the Company's 2001 Employee Stock Purchase Plan (the "ESPP"). Footnote (3) to the table sets forth the total number of shares of Common Stock of the Company issuable upon the exercise of assumed options as of December 31, 2004, and the weighted average exercise price of these options.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders(1)	3,463,407	(2,3)	17.60	4,094,894	(4)
Equity compensation plans not approved by security holders	N/A		N/A	N/A

Total	3,463,407		17.60	4,094,894

Footnotes:

(1)
Consists of the 2004 Plan, 1997 Plan, the Directors' Plan and the ESPP.

(2)
Does not include purchase rights accruing under the ESPP because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

(3)
Includes outstanding options to acquire 48,492 shares, at a weighted-average exercise price of $9.15 per share, that were assumed in connection with the 2001 merger of Borel Bank & Trust Company with and into a subsidiary of the Company, under the Borel Bank & Trust Company's 1989 Stock Option Plan. No future options may be granted under the Borel Bank & Trust Company's 1989 Stock Option Plan.

(4)
Includes shares available for future issuances under the ESPP.

SOLICITATION OF PROXIES

        The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company's regular employees may also solicit proxies personally or by telephone. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them. Such custodians will be reimbursed for their expenses.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be considered at the Meeting. If any other matters properly come before the Meeting, the proxies will be voted in accordance with the best judgment of the proxy holders.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

        Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by the Company on or before December 17, 2005 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any such proposals should be mailed to: Secretary, Boston Private Financial Holdings, Inc., Ten Post Office Square, Boston, MA 02109.

        A stockholder of record who wishes to present a proposal at the next annual meeting, other than a proposal to be considered for inclusion in the Company's proxy statement described above, must provide written notice of such proposal and appropriate supporting documentation, as set forth in the Company's By-laws, to the Company at its principal executive office not less than 60 days nor more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, timely notice by the stockholder must be delivered not earlier than the close of business on the later of (a) the 60th day prior to the scheduled date of such annual meeting or (b) the 10th day following the first date on which the date of such annual meeting is publicly disclosed. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to Commission rules governing the exercise of this authority. Any such proposal should be mailed to: Secretary, Boston Private Financial Holdings, Inc., Ten Post Office Square, Boston, MA 02109.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Dear Stockholder,

Please take note of the important information enclosed with this proxy card.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 27, 2005.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Boston Private Financial Holdings, Inc.

DETACH HERE

ZBPF52

Proxy Solicited by the Board of Directors

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Ten Post Office Square, Boston, Massachusetts 02109

The undersigned hereby constitute(s) and appoint(s) Walter M. Pressey and Margaret W. Chambers, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all the shares of Common Stock of Boston Private Financial Holdings, Inc. (the "Company"), held of record by the undersigned on March 3, 2005, at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, April 27, 2005 at 9:00 a.m., Boston time, or any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S) AND IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ITEM DESCRIBED IN THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto, the Company's Annual Report to Stockholders and the Company's Annual Report on Form 10-K for Fiscal Year 2004, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED? PLEASE PROVIDE NEW ADDRESS BELOW:

BOSTON PRIVATE FINANCIAL
HOLDINGS, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

☒	Please mark votes as in this example.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

1.	To elect four (4) Class II Directors to serve until the 2008 Annual Meeting and until their successors are duly elected and qualified.
	Nominees:	(01) Peter C. Bennett, (02) Kathleen M. Graveline, (03) Walter M. Pressey, (04) William J. Shea
		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐
For all nominees except as noted above
2.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.
	Mark box at right if you plan to attend the Meeting.	☐
	Mark box at right if an address change has been noted on the reverse side of this card.	☐
Please be sure to sign and date this Proxy.

NOTE: Please sign exactly as your name(s) appear(s) hereon. Where there is more than one holder, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature:	Date:	Signature:	Date:

QuickLinks

GENERAL
VOTING AND QUORUM
ANNUAL REPORT
PROPOSAL 1. ELECTION OF DIRECTORS
INFORMATION REGARDING DIRECTORS
INFORMATION REGARDING EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS
SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
Report of the Compensation Committee of the Board of Directors on Executive Compensation
Report of the Audit and Risk Management Committee of the Board of Directors
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATED PARTY TRANSACTIONS
Equity Compensation Plan Information
SOLICITATION OF PROXIES
OTHER MATTERS
SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING